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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2000
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                        UNIVERSAL HEALTH SERVICES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

         Delaware                    0-10454                 23-2077891
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(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)              File Number)           Identification No.)

367 South Gulph Road, King of Prussia, Pennsylvania               19406
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (610) 768-3300
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On June 13, 2000, Universal Health Services, Inc. issued the press release filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         99.1  Press Release dated June 13, 2000.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNIVERSAL HEALTH SERVICES, INC.


Date: June 13, 2000                 By:    /s/ Steve G. Filton
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                                    Name:  Steve G. Filton
                                           Vice President, Controller and
                                           Secretary